EXHIBIT 10.11.5

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of October 6, 2003, by and among the First Lien Agent, the First Lien Lenders, the Second Lien Agent, the Second Lien Lenders and the Loan Parties (each as defined below).

R E C I T A L S

A. The Board of Directors of ITC^DeltaCom, Inc., a Delaware corporation (the “Parent”), has determined that it is advisable and in the best interests of the Parent’s stockholders, and consistent with and in furtherance of the Parent’s business strategies and goals, for the Parent to acquire indirectly all of the outstanding shares of BTI Telecom Corp., a North Carolina corporation (“BTI”), through the merger of 8DBC1 Corp., a North Carolina corporation and wholly owned direct subsidiary of the Parent (“Merger Co.”), with and into BTI (the “Merger”) upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 2, 2003, among BTI, the parties identified on the signature pages thereto as the “WCAS Securityholders,” the Parent and Merger Co. (as amended, the “Merger Agreement”).

B. The Board of Directors of BTI and the Board of Directors of Merger Co. have each determined that it is advisable and in the best interests of their shareholders, and consistent with and in furtherance of their business strategies and goals, for the Parent to acquire indirectly all of the outstanding shares of BTI through the Merger upon the terms and subject to the conditions set forth in the Merger Agreement.

C. Interstate FiberNet, Inc., a Delaware corporation (the “Borrower”), the Parent, the subsidiary guarantors listed on the signature pages thereof (together with the Parent, the “Guarantors”), Wells Fargo Bank Minnesota, N.A., a National Association, as Administrative Agent and Collateral Agent, and each of the banks, financial institutions and other institutional lenders listed on the signature pages thereof, are entering into the First Lien Loan Agreement (as defined below) contemporaneously with the execution and delivery of this Agreement.

D. The Borrower, the Guarantors, the Second Lien Lenders, General Electric Capital Corporation, as Administrative Agent and Collateral Agent and the lenders specified therein are entering into the Second Lien Loan Agreement (as defined below) contemporaneously with the execution and delivery of this Agreement.

E. All First Lien Debt (as defined below) is secured by (i) a continuing Lien on substantially all of the Borrower Collateral (as defined below) and (ii) a continuing Lien on substantially all of the Guarantor Collateral (as defined below). All Second Lien Debt (as defined below) is secured by (i) a junior and subordinated continuing Lien on substantially all of the Borrower Collateral and (ii) a junior and subordinated continuing Lien on substantially all of the Guarantor Collateral.

F. The First Lien Lender Parties, the Second Lien Lender Parties and the Loan Parties desire to enter into this Agreement to, among other things, confirm the relative priorities of the Liens on the Collateral held by the First Lien Agent, for the benefit of the First Lien Lenders, on the one hand, and the Second Lien Agent, for the benefit of the Second Lien Lenders, on the other hand.

NOW, THEREFORE, in order to induce the First Lien Lender Parties and the Second Lien Lender Parties to consummate the transactions contemplated by, respectively, the First Lien Debt Documents and the Second Lien Debt Documents, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions and Other Definitional Provisions.

1.1 Definitions. The following terms shall have the following meanings in this Agreement (including the premises and the recitals hereto):

“Acceptable Refinancing Debt” shall mean a replacement, substitution, refunding or refinancing of all (but not less than all) of the then outstanding First Lien Debt by a financing transaction that constitutes a Permitted Refinancing, a Receivables Financing or a Replacement Financing.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

“Borrower” shall mean Interstate FiberNet, Inc. and its respective successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of any such Person or on behalf of any such successor or assign, as well as any other Person that becomes a Borrower under the First Lien Loan Agreement and the Second Lien Loan Agreement after the date hereof, whether by acquisition or otherwise.

“Borrower Collateral” shall mean all Property of the Borrower.

“Business Day” shall mean a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances (as defined in the First Lien Loan Agreement and the Second Lien Loan Agreement), on which dealings are carried on in the London interbank market.

“Collateral” shall mean the Borrower Collateral and the Guarantor Collateral.

“Distribution” shall mean, with respect to any indebtedness or obligation, (a) any payment or distribution by any Loan Party of cash, securities or other Property, by set-off or otherwise, on account of such indebtedness or obligation, (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person or (c) the granting of any Lien to or for the benefit of the holders of such indebtedness or obligation in or upon any Property of any Loan Party.

“Enforcement Action” shall mean any action in the nature of an exercise of remedies, including, without limitation, any action pursuant to which a Lender (a) takes from or for the account of any Loan Party, by set off or in any other manner, the whole or any part of any funds which may now or hereafter be owing by such Loan Party to such Lender, (b) notifies account debtors, or directly collects accounts receivable or other payment rights, of any Loan Party, (c) takes any action under the provisions of any state or federal law, including, without limitation, the UCC, to enforce its Liens on the Collateral, (d) under any contract or agreement, enforces, forecloses upon, takes possession of or sells any Property of any Loan Party, including, without limitation, any Collateral or (e) accelerates, demands payment of, or sues for payment of, any indebtedness.

“Existing First Lien Loan Agreement” shall mean the Second Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Loan Parties and the First Lien Lender Parties, as the same may be amended in accordance with the terms hereof.

“First Lien Agent” shall mean (a) initially, Wells Fargo Bank Minnesota, N.A., a National Association, acting in its capacity as administrative and collateral agent for the First Lien Lenders, under the respective First Lien Debt Documents and its successors and assigns in such capacity (including any similar agent or any representative for any lender or group of lenders that at any time is a party to any First Lien Debt Document) and (b) to the extent any Permitted Refinancing or Receivables Financing is outstanding, the Person acting in the capacity of collateral agent for the lenders thereunder and its successors and assigns in such capacity, which Person shall become a party to this Agreement as a condition to the consummation of any such Permitted Refinancing or Receivables Financing (and any similar agent or any representative for any lender or group of lenders that at any time is a party to any First Lien Debt Document), and (c) to the extent any Replacement Financing is outstanding, the Person acting in the capacity as collateral agent for the lenders thereunder and the Person acting in the capacity as collateral agent for any other lenders secured by a Lien of the same priority as the Lien which secures the Replacement Financing lenders, and its successors and assigns in such capacity, which Persons shall become a party to an agreement pursuant to which all of the lenders secured by the same priority Liens shall acknowledge such fact as a condition to the consummation of any such Replacement Financing (and any similar agent or any representative for any lender or group of lenders that at any time is a party to any First Lien Debt Document).

“First Lien Debt” shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Loan Party to any of the First Lien Lender Parties evidenced by, or arising under, the First Lien Debt Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities, expenses and any amounts previously paid and avoided and recovered by the Loan Parties in connection with any Proceeding, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the First Lien Loan Agreement or after the commencement of any Proceeding with respect to such Loan Party. First Lien Debt shall be considered to be outstanding whenever any loan commitment under the First Lien Debt Documents is outstanding; provided, however, the principal indebtedness under the First Lien Loan Agreement shall not constitute First Lien Debt to the extent it exceeds (a) $184,400,000 minus (b) the sum of (i) scheduled principal payments and (ii) prepayments (whether optional or mandatory), in each case, actually made on the First Lien Debt after the date hereof.

“First Lien Debt Documents” shall mean the First Lien Loan Agreement, all notes issued thereunder, the First Lien Security Agreement, the First Lien Guaranties and all security agreements, guaranties, pledge agreements, mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust and other agreements, documents and instruments now or at any time hereafter entered into or delivered by any Loan Party or other Person pursuant thereto and to the extent otherwise permitted pursuant to the terms hereof, evidencing (a) any amendment, amendment and restatement, or renewal of all or any part of, the First Lien Debt or (b) any Acceptable Refinancing Debt, in each case as the same may be amended, modified, supplemented, extended, renewed or restated, to the extent permitted pursuant to the terms hereof.

“First Lien Default” shall mean any “Default” or “Event of Default” under the First Lien Debt Documents, and any other event or occurrence permitting the First Lien Lender Parties to accelerate the maturity of the First Lien Debt.

“First Lien Default Notice” shall mean a written notice from the First Lien Agent to the Second Lien Agent pursuant to which the Second Lien Agent is notified of the occurrence of a First Lien Default, which notice shall identify such First Lien Default.

“First Lien Guaranties” shall mean those certain guaranty agreements of each of the Guarantors in favor of the First Lien Loan Parties as set forth in the First Lien Loan Agreement, and any guaranty or similar agreement executed and delivered in connection with (a) any, amendment, amendment and restatement or renewal of all or any part of the First Lien Debt or (b) any Acceptable Refinancing, in each case as the same may be amended, modified, supplemented, extended, renewed or restated, to the extent permitted pursuant to the terms hereof.

“First Lien Lender Parties” shall mean the First Lien Agent and First Lien Lenders.

“First Lien Lenders” shall mean each of the banks, financial institutions and other institutional lenders listed on the signature pages of the First Lien Loan Agreement and their respective successors and assigns (including any other lender or group of lenders that at any time provides Acceptable Refinancing Debt at any time and from time to time), in their capacity as lenders thereunder.

“First Lien Loan Agreement” shall mean (a) the Existing First Lien Loan Agreement and (b) any loan or credit agreement evidencing any Acceptable Refinancing Debt with the same or other lenders, as more fully described therein and permitted thereby, in each case as the same may be amended, modified, supplemented, extended, renewed or restated, to the extent permitted pursuant to the terms hereof.

“First Lien Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of the date hereof, by and among the Loan Parties and the First Lien Agent, and any security agreement or similar agreement executed and delivered in connection with any Acceptable Refinancing Debt, as the same may be amended, modified, supplemented, extended, renewed or restated, to the extent permitted pursuant to the terms hereof.

“First Lien Term Loans” shall mean the Tranche 1 Term B Advance, the Tranche 2 Term B Advance and the Tranche 3 Term B Advance, as such terms are defined in the First Lien Loan Agreement.

“Guarantor Collateral” shall mean substantially all Property of the respective Guarantors.

“Guarantors” shall mean the Parent, BTI, the subsidiaries of the Borrower and the subsidiaries of BTI, as well as any other Person that becomes a Guarantor under the First Lien Loan Agreement and the Second Lien Loan Agreement after the date hereof, whether by acquisition or otherwise and any other Person (other than the Borrower) liable on or in respect of any First Lien Debt or the Second Lien Debt and their respective successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession on behalf of any such Person or on behalf of any such successor or assign.

“Lenders” shall mean the First Lien Lender Parties and the Second Lien Lender Parties.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, without limitation, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

“Loan Parties” shall mean the Borrower and the Guarantors.

“Permitted Refinancing” has the meaning specified in the Second Lien Loan Agreement.

“Person” shall mean any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Property” shall mean, with respect to any Person, all assets and properties of any kind whatsoever, real or personal, tangible or intangible, or mixed, in each case of such Person, whether now owned or existing or hereafter acquired or arising and wheresoever located.

“Purchasing Second Lien Lenders” has the meaning ascribed to such term in Section 2.3(a).

“Receivables Financing” has the meaning specified in the Second Lien Loan Agreement.

“Replacement Financing” has the meaning specified in the Second Lien Loan Agreement.

“Second Lien Agent” shall mean General Electric Capital Corporation, acting in its capacity as administrative and collateral agent for the Second Lien Lenders under the respective Second Lien Debt Documents and its successors and assigns in such capacity (including any similar agent or any representative for any lender or group of lenders that at any time is a party to any Second Lien Debt Document).

“Second Lien Debt” shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Loan Party to any of the Second Lien Lender Parties evidenced by or arising under the Second Lien Debt Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Second Lien Loan Agreement or after the commencement of any Proceeding with respect to such Loan Party.

“Second Lien Debt Documents” shall mean the Second Lien Loan Agreement, all notes issued thereunder, the Second Lien Guaranties and all security agreements, guaranties, pledge agreements, mortgages, deeds of trust and other agreements, documents and instruments now or at any time hereafter entered into or delivered by any Loan Party or other Person pursuant thereto, or evidencing any replacement, increase, amendment, amendment and restatement, substitution, refunding, renewal or refinancing of or for all or any part of, the Second Lien Debt, in each case as the same may be amended, modified, supplemented, extended, renewed or restated and otherwise in effect from time to time, to the extent permitted pursuant to the terms hereof.

“Second Lien Financial Covenant Default” shall mean any “Event of Default” under the Second Lien Loan Agreement resulting from the failure of the Loan Parties to comply with any provision of Section 5.02(q) thereof.

“Second Lien Guaranties” shall mean those certain guaranty agreements of each of the Guarantors in favor of the Second Lien Lender Parties as set forth in the Second Lien Loan Agreement, and any guaranty or similar agreement executed and delivered in connection with any replacement, increase, amendment, amendment and restatement, substitution, refunding, renewal or refinancing of or for all or any part of the Second Lien Debt, in each case as the same may be amended, modified, supplemented, extended, renewed or restated and otherwise in effect from time to time, to the extent permitted pursuant to the terms hereof.

“Second Lien Lender Parties” shall mean the Second Lien Agent and the Second Lien Lenders.

“Second Lien Lenders” shall mean each of the banks, financial institutions and other institutional lenders listed on the signature pages of the Second Lien Loan Agreement and their respective successors and assigns (including any other lender or group of lenders that at any time succeeds to or replaces, substitutes, refunds, renews or refinances all or any part of the Second Lien Debt at any time and from time to time), in their capacity as lenders thereunder.

“Second Lien Loan Agreement” shall mean the Credit Agreement, dated as of the date hereof, by and among the Loan Parties, and the Second Lien Lender Parties and any loan or credit agreement evidencing any replacement, increase, amendment, amendment and restatement, substitution, refunding, renewal or refinancing of or for all or any part of the Second Lien Debt, with the same or other lenders, as more fully described therein and permitted thereby in each case as the same may be amended, modified, supplemented, extended, renewed or restated and otherwise in effect from time to time, to the extent permitted pursuant to the terms hereof.

“Second Lien Negative Covenant Default” shall mean any “Event of Default” under the Second Lien Loan Agreement resulting from the failure of the Loan Parties to comply with any provision of Section 5.02 thereof, excluding Sections 5.02 (e), (g) and (k) thereof.

“Second Lien Other Payment Default” shall mean any “Event of Default” under the Second Lien Debt Documents resulting from the failure of any Loan Party to pay, on a timely basis, any interest, fees or other payment obligations under the Second Lien Loan Documents, other than (a) any default in payment of Second Lien Debt due on account of acceleration thereof, and (b) any Second Lien Payment Default.

“Second Lien Payment Default” shall mean any “Event of Default” under the Second Lien Debt Documents resulting from the failure of any Loan Party to pay, on a timely basis, any scheduled amortization payment or payment of principal upon maturity under the Second Lien Loan Documents, other than any default in payment of Second Lien Debt due on account of acceleration thereof.

“Second Lien Restricted Covenant Default” shall mean any “Event of Default” under the Second Lien Loan Agreement resulting from the failure of the Loan Parties to comply with any provision of Section 5.02(e), (g) or (k) thereof.

“Second Lien Security Agreement” shall mean that certain Security Agreement, dated as of the date hereof, by and among the Loan Parties and the Second Lien Agent, and any security agreement or similar agreement executed and delivered in connection with any replacement, increase, amendment, amendment and restatement, substitution, refunding, renewal or refinancing of or for all or any part of the Second Lien Debt, as the same may be amended, modified, supplemented, extended, renewed or restated and otherwise in effect from time to time, to the extent permitted pursuant to the terms hereof.

“UCC” shall mean the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction.

1.2 Computation of Time Periods; Other Definitional Provisions. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. References in the this Agreement to any agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

2. Priorities; Remedies.

2.1 Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving any Loan Party:

(a) This Agreement shall be applicable both before and after the institution of any Proceeding involving the Borrower or any other Loan Party, including, without limitation, the filing of any petition by or against the Borrower or any other Loan Party under the Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to the Borrower or any Loan Party shall be deemed to apply to the trustee for the Borrower or such Loan Party and the Borrower or such Loan Party as debtor-in-possession. The relative rights of the First Lien Lender Parties and Second Lien Lender Parties in or to any distributions from or in respect of any Collateral or proceeds of any Collateral shall continue after the institution of any Proceeding involving the Borrower or any other Loan Party, including, without limitation, the filing of any petition by or against the Borrower or any other Loan Party under the Bankruptcy Code and all converted or succeeding cases in respect thereof, on the same basis as prior to the date of such institution, subject to any court order approving the financing of, or use of cash collateral by, the Borrower or any Loan Party as debtor-in-possession.

(b) Each Second Lien Lender Party agrees not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding or contesting in any judicial or other proceeding, including, without limitation, any Proceeding, the priority, validity, extent, perfection or enforceability of any Lien held by any First Lien Lender Party in all or any part of the Collateral. Each First Lien Lender Party agrees not to seek to challenge, to avoid, to subordinate to any indebtedness (other than the First Lien Debt), or to contest or directly or indirectly to support any other Person in challenging, avoiding or contesting in any judicial or other proceeding, including, without limitation, any Proceeding, the priority relative to any indebtedness other than First Lien Debt, validity, extent, perfection or enforceability of any Lien held by any Second Lien Lender Party in all or any part of the Collateral.

(c) Each Second Lien Lender Party agrees that any First Lien Lender Party may consent to the use of cash collateral under Section 363 of the Bankruptcy Code or provide financing to the Loan Parties under Section 364 of the Bankruptcy Code on such terms and conditions and in such amounts as such First Lien Lender Party may decide, and that the Second Lien Lender Parties shall not raise any objections to such financing or use of cash collateral. Each Second Lien Lender Party agrees that all such financing shall constitute First Lien Debt hereunder, and, in connection therewith, each Loan Party may grant to any such First Lien Lender Party Liens upon all of the Property of such Loan Party, which Liens (i) shall secure payment of all or any portion of the First Lien Debt (whether such First Lien Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by any First Lien Lender Party during the Proceeding and (ii) shall be superior in priority to the Liens, if any, in favor of the Second Lien Lender Parties on the Property of the Loan Parties. Each Second Lien Lender Party agrees that it shall not object to or oppose a sale or other disposition of any Property securing all of any part of the First Lien Debt free and clear of Liens or other claims of each Second Lien Lender Party under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the First Lien Lender Parties have consented to such sale or disposition; provided, that, subject to the other terms and provisions of this Agreement, the Lien of each Second Lien Lender Party on the proceeds thereof shall continue to attach to such proceeds pursuant to the Second Lien Debt Documents and the Second Lien Lender Parties shall have the right to purchase the First Lien Debt pursuant to Section 2.3. Notwithstanding anything contained in this Agreement to the contrary, the Second Lien Lender Parties may file a proof of claim in any such Proceeding.

(d) The First Lien Debt shall continue to be treated as First Lien Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the First Lien Lender Parties and the Second Lien Lender Parties even if all or part of the First Lien Debt or the Liens securing the First Lien Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the First Lien Debt is rescinded or must otherwise be returned by any holder of First Lien Debt or any representative of such holder.

2.2 Second Lien Debt Standstill Provisions.

(a) Notwithstanding any rights or remedies available to the Second Lien Lender Parties under any of the Second Lien Debt Documents, applicable law or otherwise, prior to the time when the First Lien Lender Parties shall have received payment in full of all First Lien Debt, none of the Second Lien Lender Parties shall directly or indirectly take any Enforcement Action with respect to the Second Lien Debt; provided, however, upon the occurrence of (i) an Event of Default (as such term is defined in the Second Lien Loan Agreement) constituting a Second Lien Other Payment Default, a Second Lien Financial Covenant Default or a Second Lien Negative Covenant Default, and for so long as such Event of Default is continuing, subject at all times to the provisions of this Agreement, commencing two hundred and seventy (270) days after the receipt by the First Lien Agent of a copy of the declaration from the Second Lien Agent of such Second Lien Other Payment Default, Second Lien Financial Covenant Default or Second Lien Negative Covenant Default, as the case may be, or (ii) an Event of Default constituting a Second Lien Restricted Covenant Default, and for so long as such Event of Default is continuing, subject at all times to the provisions of this Agreement, commencing ninety (90) days after the receipt by the First Lien Agent of a copy of the declaration from the Second Lien Agent of such Second Lien Restricted Covenant Default or (iii) an Event of Default constituting a Second Lien Payment Default, and for so long as such Event of Default is continuing, immediately (unless the Existing First Lien Loan Documents are still in effect, in which case, commencing two hundred and seventy (270) days after the receipt by the First Lien Agent of a copy of the declaration from the Second Lien Agent of such Second Lien Payment Default) (in the case of each of clauses (i), (ii) and (iii), unless the Loan Party which is the subject of such Enforcement Action is subject to a Proceeding by reason of which the making of such declaration is stayed, in which case, commencing on the date of the commencement of such Proceeding), the Second Lien Agent may take Enforcement Action, but only (x) so long as the First Lien Agent is not pursuing in good faith any Enforcement Action, or attempting to vacate any stay of enforcement of its Liens on all or a material portion of the Collateral, and (y) if the Second Lien Agent shall have given the First Lien Agent five (5) Business Days’ prior written notice of the Second Lien Agent’s intention to take any such Enforcement Action, which notice shall include a description in reasonable detail of the Enforcement Actions that the Second Lien Agent proposes to take. Such notice period of five (5) Business Days may run concurrently with any of the declarations referred to in clauses (i), (ii) or (iii) of the immediately preceding sentence to the extent that the Second Lien Agent has delivered such declarations in accordance with Section 9. This Section 2.2(a) shall not be construed to limit or impair in any way the right of (A) The Second Lien Agent or Second Lien Lenders to accelerate the Second Lien Debt or demand payment thereof upon the acceleration of the First Lien Debt or upon the commencement of a Proceeding by or against any Loan Party, (B) the Second Lien Agent to join (but not control in any way) any Enforcement Action initiated by the First Lien Agent, so long as such action by the Second Lien Agent does not unreasonably delay or interfere with the exercise by the First Lien Agent and the other First Lien Lender Parties of their respective rights as provided in this Agreement, or (C) the Second Lien Agent to receive any remaining proceeds of the Collateral after payment in full of all First Lien Debt.

(b) Except as provided in clause (A) of the last sentence of Section 2.2(a), (i) the Second Lien Agent shall not actively pursue any Enforcement Action commenced by it in accordance with Section 2.2(a) if and when the First Lien Agent thereafter commences any Enforcement Action, and (ii) in such event, the Second Lien Agent shall take only such reasonable action required, if any, to preserve the pendency of its Enforcement Action in a manner consistent with, and in reasonable cooperation with, the Enforcement Action commenced by the First Lien Agent.

(c) If the Borrower fails to deliver to the Second Lien Agent title insurance commitments in respect of the seven real properties of the Loan Parties that are encumbered in favor of the First Lien Agent within 60 days after the date hereof, such failure shall constitute an Event of Default under the Second Lien Loan Documents. If such an Event of Default shall occur, the Second Lien Lender shall have the right, notwithstanding the foregoing provisions of this Section 2.2, to exercise Enforcement Actions in respect of such Event of Default under the Second Lien Loan Documents; provided that (1) the Second Lien Agent has provided notice in writing to the First Lien Agent and the Borrower of the Borrower’s failure to provide or deliver such title insurance commitments not later than the 45th day (or the next succeeding Business Day) after the date hereof and (2) the First Lien Agent has not exercised any rights or remedies, or commenced any Enforcement Action in respect of the First Lien Debt (in which case Sections 2.2(a) and (b) will remain applicable). Upon the occurrence of such Event of Default under the Second Lien Loan Documents, the First Lien Agent shall have the right to declare an Event of Default under the First Lien Loan Agreement and Sections 2.2(a) and (b) above shall become applicable. This Section 2.2(c) shall be of no further force and effect once the Second Lien Agent has received delivery of commitments evidencing the applicable title insurance policies.

2.3 Second Lien Lenders’ Purchase Option.

(a) In the event that (i) the Second Lien Agent receives a Release Notice under Section 2.5, or (ii) a Proceeding is commenced by or against any Loan Party and the First Lien Lender Parties consent to use of cash collateral or agree to provide post-petition financing to the Loan Parties, for a period of ten (10) Business Days following the Second Lien Agent’s receipt of such Release Notice or the Second Lien Agent’s receipt of written notice from the First Lien Agent of the filing of a motion to approve such use of cash collateral or provision of such financing, any or all of the Second Lien Lenders shall have the option upon written notice from the Second Lien Agent to the First Lien Agent to purchase (and the First Lien Lenders hereby agree to sell) at par value as more fully set forth in Section 2.3(c) all (but not less than all) of the First Lien Debt from the First Lien Lenders. Such written notice from the Second Lien Agent to the First Lien Agent shall indicate which Second Lien Lender or Second Lien Lenders will purchase the First Lien Debt (the “Purchasing Second Lien Lenders”) and shall be irrevocable. In the event that the Second Lien Agent shall deliver to the First Lien Agent such irrevocable notice of the intention of one or more Second Lien Lenders to exercise such option, the First Lien Agent shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral, or the First Lien Agent shall postpone the hearing on any motion to approve such use of cash collateral or provision of financing, as applicable, for a period of up to ten (10) Business Days, as specified in Section 2.3(b).

(b) On the date specified by the Second Lien Agent in the notice delivered to the First Lien Agent pursuant to Section 2.3(a) (which date shall not be less than five (5) Business Days, nor more than ten (10) Business Days, after the receipt by the First Lien Agent of such notice), the First Lien Lender Parties shall sell to the Purchasing Second Lien Lenders, and the Purchasing Second Lien Lenders shall purchase from the First Lien Lender Parties, all First Lien Debt.

(c) Upon the date of a purchase and sale subject to this Section 2.3, (1) the Purchasing Second Lien Lenders shall (i) pay to the First Lien Agent as the purchase price therefor the full amount of all the First Lien Debt then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and expenses, all of which shall be deemed Obligations of the Loan Parties with respect to the First Lien Debt) and (ii) furnish cash collateral to the First Lien Agent in an amount equal to 105% of the aggregate undrawn face amount of any issued and outstanding letters of credit issued by any First Lien Lender Party (or letters of credit that the First Lien Agent has arranged to be issued by third parties) for the account of the Borrower or any other Loan Party and, in any event, use reasonable efforts to replace all such letters of credit with letters of credit issued by or for the account of the Purchasing Second Lien Lenders within thirty (30) days after the date specified by the Second Lien Collateral Agent in the notice referred to in Section 2.3(b), provided, that as each such letter of credit issued by a First Lien Lender Party or such third party for the account of the Borrower or any other Loan Party is so replaced, all cash collateral held by the First Lien Agent with respect to such letter of credit shall be refunded to the Purchasing Second Lien Lender Parties on the date of such replacement; and (2) the Borrower shall reimburse the First Lien Lender Parties by paying to the First Lien Agent for the account of the First Lien Lender Parties on demand after the date of such purchase and sale an amount equal to any actual cost or expense (including reasonable attorneys’ fees and expenses) incurred through the date of such purchase and sale, in accordance with the terms of the First Lien Debt Documents in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the First Lien Debt, and/or as to which the First Lien Lender Parties have not yet received final payment. To the extent that such amounts under clause (2) of this Section 2.3(c) remain unpaid after 10 Business Days following the closing of such purchase and sale, the Purchasing Second Lien Lenders agree to reimburse the First Lien Agent, on behalf of the First Lien Lender Parties, for such unpaid amounts in cash pursuant to the direction of the First Lien Agent. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the First Lien Agent as the First Lien Agent may designate in writing to the Second Lien Agent for such purpose. Interest on First Lien Debt shall be calculated to, but shall exclude, the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Second Lien Lenders to the bank account designated by the First Lien Agent are received in such bank account prior to 1:00 p.m., New York City time.

(d) Any purchase and sale subject to this Section 2.3 shall be expressly made without representation or warranty of any kind by any of the First Lien Lender Parties as to the First Lien Debt or otherwise and without recourse to any of the First Lien Lender Parties, except that each First Lien Lender Party shall represent and warrant: (i) the amount of the First Lien Debt being purchased from such First Lien Lender Party; (ii) that such First Lien Lender Party owns such First Lien Debt free and clear of any Liens; and (iii) that such First Lien Lender Party has the right to assign such First Lien Debt to the Purchasing Second Lien Lenders and that such assignment is duly authorized.

(e) Nothing in this Agreement shall limit any rights that the Second Lien Loan Parties may have to purchase any of the Collateral under Section 363(k) of the Bankruptcy Code or to file a proof of claim in any Proceeding.

2.4 Incorrect Payments. If any proceeds of the Collateral are received by the Second Lien Agent or any Second Lien Lender that would properly be payable to the First Lien Agent or the First Lien Lenders under this Agreement, such proceeds shall not be commingled with any of the assets of the Second Lien Agent or such Second Lien Lender, shall be held in trust by the Second Lien Agent or such Second Lien Lender for the benefit of the First Lien Lender Parties and shall be promptly paid over to the First Lien Agent for application (in accordance with this Agreement and the First Lien Debt Documents) to the payment of the First Lien Debt then remaining unpaid.

2.5 Subordination of Liens and Security Interests; Agreement to Release Liens.

(a) Until the First Lien Debt has been paid in full in cash and all lending commitments under the First Lien Debt Documents have terminated, notwithstanding the date, manner or order of grant, attachment or perfection of the Liens on all or any part of the Collateral granted to the First Lien Agent, the Second Lien Agent or the Second Lien Lenders, and notwithstanding the provisions of the UCC or any other applicable law or decision, or the terms or provisions of the First Lien Debt Documents or Second Lien Debt Documents, or any other circumstance whatsoever, regardless of when or how acquired, whether by grant, statute, operation of law, subrogation or otherwise, all Liens of the Second Lien Lender Parties on the Collateral shall be and hereby are subordinated for all purposes and in all respects to the Liens of the First Lien Agent and the First Lien Lenders on the Collateral. In the event the First Lien Agent releases or agrees to release any of its Liens on all or any part of the Collateral in connection with (i) any sale of assets permitted or consented to by the First Lien Agent and the First Lien Lenders under and in accordance with the First Lien Loan Agreement and subject to the receipt of any consent by the Second Lien Lenders to the extent required by this Agreement, or (ii) any disposition to a third party pursuant to any Enforcement Action or otherwise following the occurrence of a First Lien Default, the First Lien Agent agrees to notify the Second Lien Agent in writing thereof with such notice describing the portion of the Collateral to be released and sold or disposed of in reasonable detail (including, if available, the anticipated sale price) and further stating which Collateral, if any, will be sold free and clear of the Liens of the First Lien Agent, the Second Lien Agent and the Second Lien Lenders (the “Release Notice”). Subject to Section 2.3, the Second Lien Agent and each Second Lien Lender, jointly and severally, acknowledge, confirm and agree that upon the First Lien Agent giving such a Release Notice to the Second Lien Agent, the Second Lien Agent shall promptly release or otherwise terminate its Liens on the applicable Collateral to the extent such Collateral is to be released, sold or otherwise disposed of either by (x) the First Lien Agent or its agents, or (y) the Borrower or other Loan Party in accordance with the terms of the First Lien Debt Documents and the Second Lien Debt Documents; provided, that the proceeds of such release, sale or other disposition are used to repay the First Lien Debt or so much thereof that remains outstanding and the balance, if any, are used to prepay the Second Lien Debt (except to the extent the Loan Parties may retain such proceeds pursuant to the First Lien Debt Documents or the Second Lien Loan Documents). The Second Lien Agent shall deliver such release documents as the First Lien Agent may reasonably require in connection with any release of the Collateral pursuant to this Section 2.5(a). After the First Lien Agent has applied the proceeds of such release, sale or other disposition to the First Lien Debt, to the extent that the First Lien Lenders shall have received payment in full of all First Lien Debt and to the extent not otherwise prohibited by applicable law, the First Lien Agent shall promptly deliver any excess proceeds from such release, sale or other disposition to the Second Lien Agent for application to the Second Lien Debt; provided, further, that if the closing of such release, sale or other disposition is not consummated, the First Lien Agent promptly shall return all release documents to the Second Lien Agent. The effectiveness of any such release by the Second Lien Agent shall be subject to the release, sale or other disposition of the Collateral described in the Release Notice on the terms set forth therein or on substantially similar terms and shall lapse in the event such release, sale or other disposition does not occur within twenty (20) days after the closing date specified in the Release Notice. In the event that the First Lien Agent requests the Second Lien Agent to execute and deliver any formal release or termination of the Lien of the Second Lien Agent upon such Collateral, each Second Lien Lender agrees to execute forthwith such formal release or termination as may be reasonably required. In any sale or other disposition of the Collateral by the First Lien Agent following the occurrence of a First Lien Default, the First Lien Agent shall conduct such sale or other disposition in a commercially reasonable manner.

(b) In the event that the Second Lien Agent receives a Release Notice, and the Second Lien Agent or any of the Second Lien Lenders so wish, any of the Second Lien Lender Parties may, in lieu of releasing their Liens as set forth in Section 2.5(a), exercise their purchase option pursuant to Section 2.3.

2.6 Application of Proceeds from Sale or other Disposition of the Collateral. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, or any prepayment of all or any portion of the Obligations of the Loan Parties under the First Lien Debt Documents or the Second Lien Debt Documents, the proceeds resulting therefrom (including, without limitation, insurance proceeds) shall be applied, first, in accordance with the terms of the First Lien Debt Documents until such time as the First Lien Debt is paid in full in cash and the First Lien Debt Documents have been terminated and, thereafter, shall be applied in accordance with the terms of the Second Lien Debt Documents. Until the First Lien Debt has been paid in full in cash and the First Lien Debt Documents have been terminated, each Second Lien Lender Party agrees that the First Lien Agent, acting in a commercially reasonable manner, shall have the sole and exclusive right, subject to the First Lien Debt Documents, to adjust settlement with respect to any insurance coverage for any Collateral, the proceeds of which will be applied solely in accordance with the terms of the First Lien Debt Documents. To the extent any such settlement will be applied to satisfy Second Lien Debt as required by this Agreement, the First Lien Agent will consult with the Second Lien Agent with respect to such settlement.

2.7 Sale, Transfer or other Disposition of Second Lien Debt.

(a) The Second Lien Lenders shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Second Lien Debt or any Second Lien Debt Document unless, prior to the consummation of any such sale, assignment, pledge, disposition or transfer, the purchaser, assignee, pledgee, recipient or transferee thereof (other than an existing Second Lien Lender) shall execute and deliver to the Second Lien Agent the form of Assignment and Acceptance (as defined in the Second Lien Loan Agreement) evidencing the joinder to this Agreement.

(b) Notwithstanding the failure of any such purchaser, assignee, pledgee, recipient or transferee to execute or deliver such joinder agreement, the subordination effected this Agreement shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Second Lien Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Second Lien Lender Parties, as provided in Section 10.

(c) The First Lien Lenders shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the First Lien Debt or any First Lien Debt Document unless, prior to the consummation of any such sale assignment, pledge, disposition or transfer, the purchaser, assignee, pledgee, recipient or transferee thereof (other than an existing First Lien Lender) shall execute and deliver to the First Lien Agent the form of Assignment and Acceptance (as defined in the First Lien Loan Agreement) evidencing the joinder to this Agreement.

(d) Notwithstanding the failure of any such purchaser, assignee, pledgee, recipient or transferee to execute or deliver such joinder agreement, the intercreditor arrangements effected by this Agreement shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the First Lien Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the First Lien Lender Parties, as provided in Section 10.

2.8 Waiver of Compliance with Certain Covenants. Subject to the other terms and conditions in this Agreement, the Second Lien Lender Parties agree to waive compliance with, modify or amend any covenant or other term or provision under the Second Lien Loan Documents to the same extent and in the same manner as the First Lien Lenders may agree from time to time to waive compliance with, modify or amend the comparable covenant, term, or provision under the First Lien Loan Documents; provided, that the covenants, terms and provisions of Sections 2.05(b)(ii), 5.02(a), 5.02(e), 5.02(g), 5.02(k), 5.02(q)(iii) and 5.02(q)(iv), and the rights protected under Section 9.01, of the Second Lien Loan Agreement shall be excluded from the operation of this Section 2.8. Any waiver, modification or amendment of a covenant, term or provision under the Second Lien Loan Documents contemplated by this Section 2.8 shall be effective as of the time and date of the waiver, modification or amendment of the comparable, covenant, term or provision under the First Lien Documents without the necessity of any action on the part of the Second Lien Lender Parties; provided, that the Second Lien Lender Parties agree to execute and deliver any documentation in confirmation of any such waiver, modification or amendment as the Loan Parties on the First Lien Agent may reasonably request from time to time. Notwithstanding anything to the contrary set forth herein, any waiver, modification or amendment of a covenant, term or provision under the Second Lien Loan

Documents contemplated by this Section 2.8 shall terminate upon the payment in full in cash of the First Lien Debt and the termination of all lending commitments under the First Lien Debt Documents, unless the continued effectiveness thereof is otherwise confirmed in writing by the Second Lien Lenders prior to such date.

2.9. Agreement to Give Notices. The First Lien Agent and the Second Lien Agent each agree to send to the other, concurrently with each such notice being sent by it to a Loan Party, a copy of each written notice of an “Event of Default” under the First Lien Loan Documents and the Second Lien Loan Documents, respectively, and a copy of each written notice of intention by the First Lien Lenders or the Second Lien Lenders, as the case may be, to exercise enforcement rights and remedies; provided, that any failure by the First Lien Agent or the Second Lien Agent to give notice in accordance with this Section 2.9 shall not affect the relative priorities of the Lenders’ respective Liens as provided herein, or the validity or effectiveness of any such notice as against any Loan Party, or result in any liability to, or create a basis for any cause of action against, any Lender.

3. Agent for Purposes of Perfection. The First Lien Agent and the Second Lien Agent each hereby appoints the other as agent for the purpose of perfecting the appointing agent’s Liens on any of the Collateral in the possession of such other agent, and, with respect to any deposit, securities or other accounts of BTI (or its subsidiaries) pursuant to which the Second Lien Agent has entered into dominion and control agreements with the financial institutions in which such accounts are located and which have not consented to the assignment of such dominion and control agreement to the First Lien Agent in which case, notwithstanding anything else herein to the contrary, the Second Lien Agent shall serve as the Subagent (as defined in the Existing First Lien Loan Agreement) of the first Lien Agent in accordance with, and subject to, the rights and obligations set forth in Section 8.07 of the Existing First Lien Loan Agreement; provided, that the possessing agent shall not have any duty or liability to protect or preserve any rights pertaining to any of such Collateral and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, the non-possessing agent hereby waives and releases the possessing agent from all claims and liabilities arising pursuant to the possessing agent’s role as possessing agent with respect to such Collateral, so long as the possessing agent shall use the same degree of care with respect thereto as the possessing agent uses for similar property pledged to the possessing agent as collateral for indebtedness of others to the possessing agent. Upon, and in connection with, the First Lien Lender Parties receiving indefeasible payment in full of all First Lien Debt, the First Lien Agent shall assign and deliver to the Second Lien Agent (a) the remainder of such Collateral, if any, in its possession and (b) each agreement respecting any Collateral to which First Lien Agent is a party, including, without limitation, all rights under account control agreements, landlord’s, bailee’s or similar waivers and consents.

4. Modifications.

4.1 Modifications to First Lien Debt Documents. The First Lien Lender Parties may at any time and from time to time without the consent of or notice to the Second Lien Lenders, without incurring liability to the Second Lien Lenders and without impairing or releasing the obligations of the Second Lien Lenders under this Agreement, change the manner

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or place of payment or extend the time of payment of or renew or alter any of the terms of the First Lien Debt, or amend in any manner any First Lien Debt Document; provided, that without the consent of the Second Lien Lenders, the First Lien Lender Parties shall not amend the First Lien Debt Documents to (a) increase the principal amount thereof above the maximum principal amount described in the definition of First Lien Debt, (b) increase the interest rate margins or calculations of the interest rates (including default interest rates specified thereunder on the date hereof) relating to the First Lien Debt in an amount greater than 2% over such interest rates in effect on the date hereof (provided, however, the comparable interest rate margins or calculations of the interest rates (excluding default interest rates specified thereunder) applicable with respect to the Second Lien Debt shall, without further action on the part of any party, be increased at the same time in a like amount), (c) change the dates on which scheduled payments of principal are due, or change the amount of such payments, such that the maturity of the First Lien Debt is after June 30, 2006, or (d) amend, modify or waive the limitations in Section 5.02(a) of the First Lien Loan Agreement.

4.2 Modifications to Second Lien Debt Documents. Until the First Lien Debt has been paid in full in cash and all lending commitments under the First Lien Debt Documents have terminated, and notwithstanding anything to the contrary contained in the Second Lien Debt Documents, the Second Lien Lender Parties shall not, without the prior written consent of the Required Lenders under the First Lien Loan Agreement, agree to any amendment, modification or supplement to the Second Lien Debt Documents that would (a) directly or indirectly result in an increase in the interest rates or fees in respect of the Second Lien Debt, (b) shorten the maturity or weighted average life to maturity of the Second Lien Debt, (c) increase the amount of the Second Lien Debt, or (d) add to, or make more restrictive, the covenants, events of default or other material provisions of the Second Lien Loan Documents; provided, that, if, after the date hereof, the First Lien Agent or the First Lien Lender Parties are granted Liens on additional items of Property of any Loan Party, or obtain additional guarantees of the First Lien Debt from any other Person, or if new borrowers become parties to the First Lien Debt Documents, the Loan Parties shall provide written notice of such occurrence to the Second Lien Agent and the similar grant of Liens in favor of the Second Lien Lenders in such additional items of Property, the execution and delivery by such other Person of a similar guaranty of the Second Lien Debt, or the execution and delivery by such new borrowers of the Second Lien Debt Documents, as applicable, shall be effected; provided, further, that, (i) the form and substance of all agreements, documents and instruments executed and/or delivered by such Loan Party, other Person, or new borrowers, as the case may be, in connection therewith are in each case reasonably acceptable to the First Lien Agent (which, if such agreements, documents and instruments are in substantially similar form to (x) correlative documents executed and delivered on the date hereof or (y) correlative documents executed and/or delivered by such Loan Party, Person or new borrowers in favor of the First Lien Agent following the date hereof, shall be deemed to be reasonably acceptable) and (ii) each of such agreements, documents and instruments contains an express acknowledgment that it constitutes a Second Lien Debt Document for all purposes of this Agreement.

5. Waiver of Certain Rights by Second Lien Lenders.

5.1 Marshaling. Each Second Lien Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or otherwise to require the First Lien Agent or the other First Lien Lender Party to marshal any Property of any Loan Party for the benefit of the Second Lien Lenders.

5.2 Rights Relating to the First Lien Agent’s Actions with respect to the Collateral. Each Second Lien Lender hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing the First Lien Agent or the other First Lien Lender Party from taking, or refraining from taking, any action with respect to all or any part of the Collateral, except for any such action that is subject to the consent of the Second Lien Lenders pursuant to this Agreement or would otherwise constitute a breach of this Agreement. Without limiting the foregoing, each Second Lien Lender Party hereby agrees (a) that it has no right to direct or object to the manner in which the First Lien Lender Parties apply the proceeds of the Collateral resulting from the exercise by the First Lien Lender Parties of rights and remedies under the First Lien Debt Documents with respect to the First Lien Debt, provided, that such application is consistent with the First Lien Debt Documents and Section 2.6 and such proceeds are in fact applied in accordance therewith, and (b) that other than as set forth in Section 3 and any other written agreements pursuant to which the First Lien Agent has an obligation to so act, the First Lien Agent has not assumed any obligation to act as the agent for the Second Lien Lenders with respect to the Collateral. Notwithstanding the foregoing, nothing in this Agreement is intended or shall be deemed (i) to prohibit the Second Lien Lender Parties from seeking contractual remedies against any First Lien Lender Party if such First Lien Lender Party breaches its obligations under this Agreement or any other written agreement between such parties or (ii) to restrict the rights of the Second Lien Lender Parties to seek judicial relief if a foreclosure of the Collateral by the First Lien Agent does not comply with the requirements of Section 9-610 of the UCC regarding commercial reasonableness.

6. Representations and Warranties.

6.1 Representations and Warranties of Each First Lien Lender Party. Each First Lien Lender Party hereby represents and warrants to each Second Lien Lender Party that as of the date hereof: (a) such First Lien Lender Party is a Person duly formed and validly existing under the laws of the jurisdiction of its organization; (b) such First Lien Lender Party has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action by or on behalf of such First Lien Lender Party; (c) the execution of this Agreement by such First Lien Lender Party will not violate or conflict with the organizational documents of such First Lien Lender Party, any material agreement binding upon such First Lien Lender Party or any law, regulation or order, or require any consent or approval which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of such First Lien Lender Party, enforceable against such First Lien Lender Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; and (e) such First Lien

Lender Party is the sole owner, beneficially and of record, of the principal amount of the First Lien Debt that is equal to the Commitment (as such term is defined in the First Lien Loan Agreement) of such First Lien Lender Party.

6.2 Representations and Warranties of Each Second Lien Lender Party. Each Second Lien Lender Party hereby represents and warrants to each First Lien Lender Party that as of the date hereof: (a) such Second Lien Lender Party is a Person duly formed and validly existing under the laws of the jurisdiction of its organization; (b) such Second Lien Lender Party has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action by or on behalf of such Second Lien Lender Party; (c) the execution of this Agreement by such Second Lien Lender Party will not violate or conflict with the organizational documents of such Second Lien Lender Party, any material agreement binding upon such Second Lien Lender Party or any law, regulation or order, or require any consent or approval which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of such Second Lien Lender Party, enforceable against such Second Lien Lender Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; and (e) such Second Lien Lender Party is the sole owner, beneficially and of record, of the principal amount of the Second Lien Debt that is equal to the Commitment (as such term is defined in the Second Lien Loan Agreement) of such Second Lien Lender Party.

7. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by the Required Lenders under the First Lien Credit Agreement and the Required Lenders under the Second Lien Credit Agreement, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

8. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement. The First Lien Agent and the Second Lien Agent each agree to use reasonable efforts to give the other notice of any additional UCC filing, mortgage, deed of trust, security agreement, intellectual property security agreement, or any similar document or instrument executed and/or delivered by a Loan Party to it, to give the other reasonable opportunity to take a similar action.

9. Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or certified or registered United States mail and shall be effective upon actual delivery, as follows: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (New York time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, when delivered; or (d) if by certified or registered United States mail, upon delivery as evidenced by a receipt indicating the same. Notices shall be addressed as follows:

If to the First Lien Agent
or any First Lien Lender	WELLS FARGO BANK MINNESOTA, N.A.
Corporate Trust Services
N9303-120
Sixth Street & Marquette Avenue
Minneapolis, MN 55479
	Attn:	Nicholas D. Tally/Jeffery T. Rose
	Fax:	(612) 667-9825

With copies (which shall
not constitute notice) to:	TORYS LLP
237 Park Avenue
New York, New York 10017
	Attn:	Emanuel C. Grillo, Esq.
	Fax:	212-682-0200

If to any
Second Lien Lender Party	c/o GENERAL ELECTRIC
CAPITAL CORPORATION
2325 Lakeview Parkway, Suite 700
Alpharetta, Georgia 30004
Attention: ITC^DELTACOM Account Manager
	Fax:	(678) 624-7903

With copies (which shall
not constitute notice) to:	SMITH, GAMBRELL & RUSSELL, LLP
1230 Peachtree Street, N.E.
Atlanta, Georgia 30309-3592
	Attn:	John R. Schneider
	Fax:	(404) 815-3509

If to any Loan Party	ITC^DELTACOM, INC.
1791 OG Skinner Drive
West Point, Georgia 81833
	Attn:	Doug Shumate, Chief Financial Officer
	Fax:	(706) 385-8801

With copies (which shall
not constitute notice) to:	HOGAN & HARTSON L.L.P.
8300 Greensboro Drive
McLean, Virginia 22102
	Attn:	Richard J. Parrino, Esq.
	Fax:	703-610-6200

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 9.

10. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective permitted successors and assigns of the First Lien Lender Parties, the Second Lien Lender Parties and the Loan Parties. To the extent permitted under the First Lien Debt Documents, the First Lien Lender Parties may, from time to time, without notice to the Second Lien Lender Parties, assign or transfer any or all of the First Lien Debt or any interest therein to any Person (provided that, any such assignment or transfer is conditioned upon receipt by the First Lien Agent of the prior written acknowledgment of such Person agreeing to be bound by the terms and provisions of this Agreement to the same extent as if a signatory hereto) and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the First Lien Debt shall, subject to the terms hereof, be and remain First Lien Debt for purposes of this Agreement, and every assignee or transferee of any of the First Lien Debt or of any interest therein shall, to the extent of the interest of such assignee or transferee in the First Lien Debt, be entitled to rely upon the lien subordination provided under this Agreement and shall be entitled to enforce all of the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

11. Relative Rights. This Agreement shall define the relative rights to the Collateral of the First Lien Lender Parties (which shall be paid first from proceeds of the Collateral) and the Second Lien Lender Parties (which shall be paid after the First Lien Debt from proceeds of the Collateral) but shall not be deemed to subordinate the right of the Second Lien Lenders to receive payment to the right of the First Lien Lenders to receive payment. Nothing in this Agreement shall (a) impair, as among the Loan Parties and the First Lien Lender Parties and as among the Loan Parties and the Second Lien Lender Parties, the obligations of the respective Loan Parties with respect to the payment of the First Lien Debt and the Second Lien Debt in accordance with their respective terms or (b) affect the relative rights of the First Lien Lender Parties or the Second Lien Lender Parties with respect to any other creditors of the Loan Parties.

12. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the First Lien Debt Documents or the Second Lien Debt Documents, the provisions of this Agreement shall control and govern.

13. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

16. Continuation of Lien Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until the indefeasible payment in full in cash of the First Lien Debt and the termination of all lending commitments under the First Lien Debt Documents, after which this Agreement shall terminate without further action on the part of the parties hereto.

17. Applicable Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

18. CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH PARTY TO THIS AGREEMENT EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PROVIDED IN SECTION 9.

19. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE FIRST LIEN DEBT DOCUMENTS OR ANY OF THE SECOND LIEN DEBT DOCUMENTS. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, THE FIRST LIEN DEBT DOCUMENTS AND THE SECOND LIEN DEBT DOCUMENTS, AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY TO THIS AGREEMENT WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO REVIEW THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS AS PROVIDED HEREIN.

20. Obligations Unconditional.

(a) All rights, interests, agreements and obligations of each party hereunder shall remain in full force and effect irrespective of: (i) any lack of validity or enforceability of any First Lien Debt Document or any Second Lien Debt Document; (ii) any change in the time, manner, order or place of payment of, or in any other term in respect of, all or any of the First Lien Debt or the Second Lien Debt, or any other amendment or waiver of or any consent to departure from any First Lien Debt Document or any Second Lien Debt Document in accordance with the terms hereof; or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any party to this Agreement, any First Lien Debt Document or any Second Lien Debt Document other than the payment in full of the First Lien Debt.

(b) This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the First Lien Debt is rescinded or must otherwise be returned by the First Lien Agent upon the insolvency, bankruptcy or reorganization of a Loan Party or otherwise, all as though such payment had not been made.

21. Waiver. Except to the extent expressly provided herein, each of the Second Lien Lender Parties and each of the Loan Parties hereby waives (a) promptness and diligence, (b) notice of any actions taken by the First Lien Agent, a First Lien Lender Party or any other Person under any First Lien Debt Document or any other agreement, document or instrument relating thereto, (c) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of all or any part of the First Lien Debt or of the obligations of the Second Lien Lender Parties hereunder and (d) any requirement that the First Lien Agent protect, secure, perfect or insure any Lien on any property subject thereto or exhaust any right to take any action against any Loan Party or any other Person or any Collateral.

22. Specific Performance. Each of the First Lien Lender Parties and the Second Lien Lender Parties is hereby authorized to demand specific performance of this Agreement at any time when any Second Lien Lender Party or any First Lien Lender Party, respectively, shall have failed to comply with any of the provisions of this Agreement, and each Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

23. Intended Scope of Agreements. Notwithstanding anything to the contrary set forth herein, the provisions of this Agreement applicable to the Second Lien Agent or any Second Lien Lender are intended to, and shall be applicable by or against, such Person solely in their respective capacities as a Second Lien Agent or Second Lien Lender, as the case may be, and only with respect to the Second Lien Debt held by such Person and the rights and obligations of such Person under the Second Lien Debt Documents. In furtherance of the foregoing, the parties to this Agreement acknowledge and agree that neither (i) General Electric Capital Corporation, Banc of America Strategic Solutions, Inc. or Export Development Canada, in their capacities as First Lien Lenders and holders of First Lien Debt, nor (ii) General Electric Capital Corporation, in its capacity as a lessor under the GECC Capital Lease (as defined in the Existing First Lien Loan Agreement) or any obligations owing to General Electric Capital Corporation thereunder, are subject to treatment as Second Lien Lenders or Second Lien Debt hereunder.

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IN WITNESS WHEREOF, each of the First Lien Lender Parties, the First Lien Lenders, the Loan Parties and the Second Lien Lender Parties have caused this Agreement to be executed as of the date first above written.

WELLS FARGO BANK MINNESOTA, N.A.,
as the First Lien Agent

By:	/s/ Jeffery Rose
Duly Authorized Signatory
	Name:	Jeffery Rose
	Title:	Corporate Trust Officer

PW WILLOW FUND, L.L.C., as First Lien Lender
By Bond Street Capital LLC

By:	/s/ Sam S. Kim
	Name:	Sam S. Kim
	Title:	Managing Member Bond Street Capital, L.L.C.

ELC (CAYMAN) LTD. 2000-1, as First Lien Lender
By David L. Babson & Company Inc.,
as Collateral Manager

By:	/s/ Clifford M. Noreen
	Name:	Clifford M. Noreen
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as First Lien Lender
By David L. Babson & Company Inc.,
as Investment Advisor

By:	/s/ Clifford M. Noreen
	Name:	Clifford M. Noreen
	Title:	Managing Director

SUFFIELD CLO, LIMITED, as First Lien Lender
By David L. Babson & Company Inc.,
as Collateral Manager

By:	/s/ Clifford M. Noreen
	Name:	Clifford M. Noreen
	Title:	Managing Director

TRYON CLO LTD. 2000-1, as First Lien Lender
By David L. Babson & Company Inc.,
as Collateral Manager

By:	/s/ Clifford M. Noreen
	Name:	Clifford M. Noreen
	Title:	Managing Director

GOLDENTREE HIGH YIELD MASTER FUND, LTD., as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

GOLDENTREE HIGH YIELD MASTER FUND II, LTD., as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P., as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P., as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

DB STRUCTURED PRODUCTS INC., as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED, as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

SAFETY NATIONAL CASUALTY CORPORATION, as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

ALPHA U.S. SUBFUND II, LLC, as First Lien Lender
By Goldentree Asset Management, L.P.

By:	/s/ Steven Shapiro
	Name:	Steven Shapiro
	Title:	Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for Great Point CLO 1999-1 LTD, as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY HIGH YIELD PARTNERS III, L.P., as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY HIGH YIELD PARTNERS II, L.P., as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY HIGH YIELD ASSET PARTNERS, L.P., as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY CREDIT OPPORTUNITIES, L.P., as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager
Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as First Lien Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

PACIFICA PARTNERS I, LP, as First Lien Lender

By:	/s/ Sean Walker
	Name:	Sean Walker
	Title:	Senior Vice President

ALLIANCE CAPITAL FUNDING, as First Lien Lender

By:	/s/ Robert Bayer
	Name:	Robert Bayer
	Title:	Vice President

WEBSTER BANK, as First Lien Lender

By:	/s/ Elisabeth V. Piker
	Name:	Elisabeth V. Piker
	Title:	Vice President

WESTPAC BANKING CORPORATION, as First Lien Lender

By:	/s/ Mark John
	Name:	Mark John
	Title:	Head of Credit Europe & Americas

BANK OF AMERICA, N.A., as First Lien Lender

By:	/s/ Laura T. Sweet
	Name:	Laura T. Sweet
	Title:	Assistant Vice President

EXCEL BANK MINNESOTA, as First Lien Lender

By:	/s/ Natalie [Last Name Illegible]
	Name:	Natalie [Last Name Illegible]
	Title:	Vice President

LONG LANE MASTER TRUST IV,
By Fleet National Bank
As Trust Administrator
as First Lien Lender

By:	/s/ Michael J. Sullivan
	Name:	Michael J. Sullivan
	Title:	Director

R2 TOP HAT, LTD., as First Lien Lender
By Amalgamated Gadget, L.P., its Investment Manager
By Scepter Holdings, Inc., its General Partner

By:	/s/ Geoffrey Raynor
	Name:	Geoffrey Raynor
	Title:	President

MUZINICH CASHFLOW CBO II LTD., as First Lien Lender

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	CFO, Muzinich & Co., Inc.

MUZINICH CASHFLOW CBO, LTD., as First Lien Lender

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	CFO, Muzinich & Co., Inc.

SANDLER ASSOCIATES, as First Lien Lender

By:	/s/ Douglas E. Schimmel
	Name:	Douglas E. Schimmel
	Title:	Managing Director

SANDLER ASSOCIATES II, as First Lien Lender

By:	/s/ Douglas E. Schimmel
	Name:	Douglas E. Schimmel
	Title:	Managing Director

SANDLER COMMUNICATION OFFSHORE, as First Lien Lender

By:	/s/ Steven [Last Name Illegible]
	Name:	Steven [Last Name Illegible]
	Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION, as First Lien Lender

By:	/s/ Todd B. Foust
	Name:	Todd B. Foust
	Title:	Duly Authorized Signatory

BANC OF AMERICA STRATEGIC SOLUTIONS, INC., as First Lien Lender

By:	/s/ John W. [Last Name Illigible] III
Name:
Title:

EXPORT DEVELOPMENT CANADA (f/k/a/ Export Development Corporation), as First Lien Lender

By:	/s/ Kevin Skilliter
	Name:	Kevin Skilliter
	Title:	Loan Asset Manager

By:	/s/ Lynda Bernst
	Name:	Lynda Bernst
	Title:	IT Portfolio Manager

GENERAL ELECTRIC CAPITAL CORPORATION, as Second Lien Agent and Second Lien Lender

By:	/s/ Todd B. Foust
	Name:	Todd B. Foust
	Title:	Duly Authorized Signatory

BANC OF AMERICA STRATEGIC SOLUTIONS, INC., as Second Lien Lender

By:	/s/ John W. [Last Name Illigible] III
Name:
Title:

EXPORT DEVELOPMENT CANADA (f/k/a/ Export Development Corporation), as Second Lien Lender

By:	/s/ Kevin Skilliter
	Name:	Kevin Skilliter
	Title:	Loan Asset Manager

By:	/s/ Lynda Bernst
	Name:	Lynda Bernst
	Title:	IT Portfolio Manager

INTERSTATE FIBERNET, INC., as Borrower

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

ITC^DELTACOM, INC., as Guarantor

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

ITC^DELTACOM COMMUNICATIONS, INC., as Guarantor

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

DELTACOM INFORMATION SYSTEMS, INC., as Guarantor

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

BTI TELECOM CORP., as Guarantor

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

BUSINESS TELECOM, INC., as Guarantor

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer

BUSINESS TELECOM OF VIRGINIA, INC., as Guarantor

By:	/s/ Douglas A. Shumate
	Name:	Douglas A. Shumate
	Title:	Senior Vice President/Chief Financial Officer